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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                January 21, 2005

                              --------------------

                            NANOMETRICS INCORPORATED
             (Exact name of registrant as specified in its charter)

          California                     1- 13470               94-2276314
          ----------                     --------               ----------
       (State or other            (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)

                               1550 Buckeye Drive
                           Milpitas, California 95035
          (Address of principal executive offices, including zip code)

                                 (408) 435-9600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General   Instruction  A.2.  below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

On January 21, 2005, Nanometrics Incorporated, a California corporation (the "Company"), Major League Merger Corporation ("Merger Sub 1"), a wholly-owned subsidiary of the Company and a Minnesota corporation, Minor League Merger Corporation ("Merger Sub 2"), a wholly-owned subsidiary of the Company and a Delaware corporation, and August Technology Corporation, a Minnesota corporation ("August"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), as announced in the attached joint press release. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Merger Sub 2 (the "Migratory Merger"), with Merger Sub 2 continuing as the surviving corporation (following the Migratory Merger, Merger Sub 2 is referred to herein as "Nanometrics Delaware"). Following the Migratory Merger, Merger Sub 1 will merge with and into August (the "Acquisition Merger", and together with the Migratory Merger, the "Mergers"), with August continuing as the surviving corporation and becoming a wholly owned subsidiary of Nanometrics Delaware. At that time, Nanometrics Delaware will be renamed August Nanometrics Inc. The Board of Directors of the Company has approved the Migratory Merger, the Acquisition Merger and the Merger Agreement and has recommended that the Company's shareholders approve the Migratory Merger and the Acquisition Merger.

In connection with the Migratory Merger, each share of Company common stock that is outstanding at the effective time of the Migratory Merger (the "Migratory Merger Effective Time") will be converted into one share of common stock of Nanometrics Delaware. Each outstanding option to purchase Company common stock will be converted at the Migratory Merger Effective Time into an option to acquire Nanometrics Delaware common stock and shall continue to have, and be subject to, the same terms and conditions as are in effect immediately prior to the Migratory Merger Effective Time.

In connection with the Acquisition Merger, each share of August common stock that is outstanding at the effective time of the Acquisition Merger (the "Acquisition Merger Effective Time") will be converted into the right to receive
0.6401 shares of common stock of Nanometrics Delaware. Each outstanding option to purchase August common stock will be converted at the Acquisition Merger Effective Time into an option to acquire Nanometrics Delaware common stock and shall continue to have, and be subject to, the same terms and conditions as are in effect immediately prior to the Acquisition Merger Effective Time. No fractional shares of Nanometrics Delaware's common stock will be issued as a result of the share exchange pursuant to the Acquisition Merger.

The completion of the Mergers is subject to various closing conditions, including obtaining the approvals of the shareholders of the Company and August and expiration of the applicable waiting period under the Hart-Scott-Rodino Act. The Mergers are each intended to qualify as reorganizations for federal income tax purposes and to provide for a tax-free exchange of shares.

"Concurrently with the execution of the Merger Agreement, and in consideration thereof, (i) certain shareholders of the Company entered into individual agreements with August (collectively the "Company Voting Agreement") whereby each such shareholder agreed to vote all of the shares of the common stock of the Company beneficially owned by such shareholder in favor of the Migratory Merger and the Acquisition Merger and the other transactions contemplated by the Merger Agreement and (ii) certain shareholders of August entered into individual agreements with the Company (collectively the "August Voting Agreement") whereby each such shareholder agreed to vote all of the shares of the common stock of August beneficially owned by such shareholder in favor of the Acquisition Merger and the other transactions contemplated by the Merger Agreement."

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, the Company Voting Agreement anda the August Voting Agreement a copies of which are filed herewith as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated herein by reference. A copy of the joint press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed herewith:

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Exhibit No.    Description
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     2.1       Agreement  and Plan of  Merger  and  Reorganization  by and among
               Nanometrics Incorporated, Major League Merger Corporation, Minor League Merger Corporation and August Technology Corporation dated January 21, 2005.

     2.2 Form of Voting Agreement by and between August Technology Corporation and certain shareholders of Nanometrics Incorporated.

     2.3 Form of Voting Agreement by and between Nanometrics Incorporated and certain shareholders of August Technology Corporation.

     99.1 Joint Press release issued by Nanometrics Incorporated and August Technology Corporation dated January 21, 2005.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NANOMETRICS INCORPORATED

Date:  January 21, 2005                By:  /s/ Paul B. Nolan
                                          ------------------------------------
                                          Paul B. Nolan
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

     2.1 Agreement and Plan of Merger and Reorganization by and among Nanometrics Incorporated, Major League Merger Corporation, Minor League Merger Corporation and August Technology Corporation dated January 21, 2005.

     2.2 Form of Voting Agreement by and between August Technology Corporation and certain shareholders of Nanometrics Incorporated.

     2.3 Form of Voting Agreement by and between Nanometrics Incorporated and certain shareholders of August Technology Corporation.

    99.1 Joint Press release issued by Nanometrics Incorporated and August Technology Corporation dated January 21, 2005.